UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2005

IFT CORPORATION
(Exact name of Registrant as Specified in its Charter)

Delaware	001-31354	13-3545304
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Quorum Business Center, 718 South Military Trail, Deerfield Beach, FL 33442
(Address of Principal Executive Offices and Zip Code)

(954) 428-7011
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IFT CORPORATION
FORM 8-K/A
FEBRUARY 11, 2005

SECTION 2 - FINANCIAL INFORMATION

Item 2.01  Completion of Acquisition or Disposition of Assets.

Acquisition of LaPolla Industries, Inc.

We acquired LaPolla Industries, Inc., an Arizona corporation, on February 11, 2005 and reported the transaction in our original Form 8-K dated February 11, 2005, which was filed electronically on February 17, 2005 with the Securities and Exchange Commission. Pursuant to applicable laws, we are hereby filing this amendment to supplement our original Form 8-K to provide the required financial statements and pro forma financial information. See Section 9 - Financial Statements and Exhibits below.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The following financial statements are included herein under Item 9.01(a):

-	Report of Independent Registered Public Accounting Firm	FS-1
-	Balance Sheets at October 31, 2003, October 31, 2004 and December 31, 2004	FS-2
-	Statements of Operations and Retained Earnings for the Years Ended October 31, 2003 and 2004 and the Two Months Ended December 31, 2004	FS-3
-	Statements of Cash Flows for the Years Ended October 31, 2003 and 2004 and the Two Months Ended December 31, 2004	FS-4
-	Notes to Financial Statements	FS-5

(b)	Pro Forma Financial Information

The following pro forma financial information is included herein under Item 9.01(b):

-	Selected Unaudited Pro Forma Consolidated Financial Data for Financial Statements	PF-1
-	Unaudited Pro Forma Consolidated Balance Sheets for the Years Ended December 31, 2004 and October 31, 2004	PF-2
-	Unaudited Pro Forma Consolidated Statements of Operations for the Years Ended December 31, 2004 and October 31, 2004	PF-3
-	Notes to Unaudited Pro Forma Consolidated Financial Statements	PF-4

(c)	Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 26, 2005	IFT CORPORATION

Michael T. Adams
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit Number	Description

99.1	Financial Statements of LaPolla Industries, Inc. for the Years Ended October 31, 2003 and 2004 (Audited) and Two Months Ended December 31, 2004 (Unaudited).

99.2	Unaudited Pro Forma Consolidated Financial Statements for IFT Corporation and LaPolla Industries, Inc. for the Years Ended December 31, 2004 and October 31, 2004, respectively.